SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 9, 2003


                                IESI CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



            Delaware                     333-98657                75-2712191
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)

                               2301 Eagle Parkway
                                    Suite 200
                             Fort Worth, Texas 76177
          (Address of principal executive offices, including zip code)


                                 (817) 632-4000
              (Registrant's telephone number, including area code)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         As previously announced, on October 9, 2003, IESI Corporation (the "Company"), through a wholly-owned subsidiary, acquired all of the issued and outstanding shares of capital stock of Seneca Meadows, Inc. the owner and operator of the Seneca Meadows landfill, located approximately 45 miles southeast of Rochester, New York. The acquisition was effected pursuant to a Stock Purchase Agreement, dated as of May 22, 2003, by and among IESI NY Corporation, Frank DiMino (sole shareholder), Seneca Meadows, Inc. and Macedon Homes Incorporated, as amended (the "Stock Purchase Agreement"). The purchase price was approximately $180.5 million in cash. The acquisition was financed with indebtedness incurred by the Company in connection with the concurrent refinancing of its senior credit facility and from the proceeds from the Company's concurrent equity financing, both of which are discussed below. The acquisition is intended to complement and augment the Company's existing landfill capacity in its Northeast Region. A copy of the Stock Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Concurrently with closing of the acquisition described in Item 2 above, the Company and its subsidiaries entered into the Fifth Amended and Restated Revolving Credit and Term Loan Agreement (the "Credit Agreement") with Fleet National Bank, as administrative agent, LaSalle Bank National Association, as syndication agent, Fleet Securities, Inc., as arranger, and various other lenders named therein, which amended the Company's existing senior credit facility, dated as of September 14, 2001. The Credit Agreement provides, among other things, for a new term loan in the principal amount of $200.0 million, which matures on September 30, 2010, and for revolving loans of up to $200.0 million (with an $80.0 million letter of credit sublimit), which mature on September 30, 2008. The Company used the term loan and borrowings of $33.7 million in revolving loans to partially pay the purchase price for the acquisition, refinance the Company's existing senior credit facility and to pay related fees and expenses. The assets of Seneca Meadows, Inc. (together with substantially all other assets of the Company and its other subsidiaries) secure the Company's indebtedness under the Credit Agreement and the Company has pledged to the lenders all of the equity interests of such subsidiary (and all other direct and indirect subsidiaries of the Company). As of October 10, 2003, after giving effect to the acquisition described in Item 2 above and the new equity described below, there was approximately $41.1 million of immediately available unused borrowing capacity under the revolving loan portion of the
Credit Agreement. Future borrowings under the revolving loan portion of the Credit Agreement may be used to finance future acquisitions, capital expenditures, working capital and for other general corporate purposes. A copy of the Credit Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         Also concurrently with the closing of the acquisition described in Item 2 above, the Company completed the sale of 47,500 shares of Series E Convertible Preferred Stock ("Series E Stock") for an aggregate purchase price of $47.5 million, primarily to its existing stockholders and their affiliates and management, pursuant to a Stock Purchase Agreement, dated as of October 10, 2003, by and among the Company and the purchasers named on the signature pages thereto (the



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"Preferred  Stock  Purchase  Agreement").  The Series E Stock is the most senior class of the Company's equity securities and is otherwise substantially similar to the Company's Series D Convertible Preferred Stock. A copy of the Preferred Stock Purchase Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. In connection with the sale of the Series E Stock, the Company and certain of its stockholders amended and restated the existing Amended and Restated Stockholders' Agreement among the Company and certain of its stockholders and warrantholders, and the existing Subordinate Registration Rights Agreement among the Company and certain of its stockholders. Copies of the Second Amended and Restated Stockholders' Agreement and the Amended and Restated Subordinate Registration Rights Agreement are being filed as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K, respectively, and each is incorporated herein by reference. In addition, in connection with the issuance of the Series E Stock, the Company amended and restated its Fourth Amended and Restated Certificate of Incorporation and its Third Amended and Restated By-Laws. Copies of the Fifth Amended and Restated Certificate of Incorporation and the Fourth Amended and Restated By-Laws are filed as Exhibits
3.1 and 3.2 to this Current Report on Form 8-K, respectively, and each is incorporated herein by reference.

         On October 23, 2003, the Company, its subsidiaries named therein and The Bank of New York, as trustee (the "Trustee"), executed a supplemental indenture (the "Supplemental Indenture") with Seneca Meadows, Inc., the wholly-owned, indirect subsidiary of the Company. The Supplemental Indenture supplements the indenture (the "Indenture"), dated as of June 12, 2002, as supplemented to date, relating to the Company's 10-1/4% senior subordinated notes due 2012 (the "Notes") among the Company, the subsidiary guarantors named therein and the Trustee. Under the Indenture, the Company is required to cause its newly-formed or acquired subsidiaries to become guarantors of the Notes and to cause such subsidiaries to execute a supplemental indenture to the Indenture, subject to certain exceptions. A copy of the Supplemental Indenture is filed as
Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         7(a) and 7(b).    Financial  Statements of Businesses Acquired
                           and Pro Forma  Financial  Information.

                           The financial information required by this Item 7(a) and (b) in connection with the acquisition described in Item 2 above has not been included in this initial Current Report on Form 8-K and, instead, will be filed by amendment on or before December 23, 2003.

         (c) Exhibits.

                  2.1 Stock Purchase Agreement, dated as of May 22, 2003, by and among IESI NY Corporation, Frank DiMino, Seneca Meadows, Inc. and Macedon Homes Incorporated, as amended. Certain schedules and exhibits referenced in the Stock Purchase Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A


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                           copy of any omitted  schedule  and/or exhibit will be
                           furnished   supplementally   to  the  Securities  and
                           Exchange Commission upon request.

                  3.1      Fifth   Amended    and   Restated    Certificate   of
                           Incorporation of IESI Corporation (the "Company").

                  3.2      Fourth Amended and Restated By-Laws of the Company.

                  4.1 Supplemental Indenture No. 3, dated as of October 23, 2003, by and among the Company, the Existing Subsidiary Guarantors named therein, the New Subsidiary Guarantor named therein and The Bank of New York, as Trustee.

                  10.1 Fifth Amended and Restated Revolving Credit and Term Loan Agreement, dated as of October 10, 2003, among the Company, the subsidiaries thereof listed on
                           Schedule 2 thereto, the lenders listed on Schedule 1 thereto, Fleet National Bank, as administrative agent, LaSalle Bank National Association, as syndication agent, and Fleet Securities, Inc., as arranger.

                  10.2 Stock Purchase Agreement, dated as of October 10, 2003, by and among the Company and the purchasers named on the signature pages thereto.

                  10.3 Second Amended and Restated Stockholders' Agreement, dated as of October 10, 2003, by and among the Company and the stockholders and warrantholders named on the signature pages thereto.

                  10.4 Amended and Restated Subordinate Registration Rights Agreement, dated as of October 10, 2003, by and among the Company and the stockholders named on the signature pages thereto.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       IESI CORPORATION
                                       (Registrant)

                                       By: /s/ Thomas J. Cowee
                                          --------------------------------------
                                          Name:  Thomas J. Cowee
                                          Title: Senior Vice President, Chief
                                                 Financial Officer, Treasurer
                                                 and Assistant Secretary
Date:  October 23, 2003


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                                  Exhibit Index

EXHIBIT NUMBER             DESCRIPTION
--------------             -----------


  2.1 Stock Purchase Agreement, dated as of May 22, 2003, by and among IESI NY Corporation, Frank DiMino, Seneca Meadows, Inc. and Macedon Homes Incorporated, as amended. Certain schedules and exhibits referenced in the Stock Purchase Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

  3.1                      Fifth    Amended    and   Restated   Certificate   of
                           Incorporation of IESI Corporation (the "Company").

  3.2                      Fourth Amended and Restated By-Laws of the Company.

  4.1 Supplemental Indenture No. 3, dated as of October 23, 2003, by and among the Company, the Existing Subsidiary Guarantors named therein, the New Subsidiary Guarantor named therein and The Bank of New York, as Trustee.

  10.1 Fifth Amended and Restated Revolving Credit and Term Loan Agreement, dated as of October 10, 2003, among the Company, the subsidiaries thereof listed on
                           Schedule 2 thereto, the lenders listed on Schedule 1 thereto, Fleet National Bank, as administrative agent, LaSalle Bank National Association, as syndication agent, and Fleet Securities, Inc., as arranger.

  10.2 Stock Purchase Agreement, dated as of October 10, 2003, by and among the Company and the purchasers named on the signature pages thereto.

  10.3 Second Amended and Restated Stockholders' Agreement, dated as of October 10, 2003, by and among the Company and the stockholders and warrantholders named on the signature pages thereto.

  10.4 Amended and Restated Subordinate Registration Rights Agreement, dated as of October 10, 2003, by and among the Company and the stockholders named on the signature pages thereto.